Exhibit 32.2

CERTIFICATION OF

PRINCIPAL FINANCIAL OFFICER

PURSUANT TO 18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with this Annual Report of MagneGas Applied Technology Solutions, Inc. (the “Company”) on Form 10-Q for the period ended September 30, 2018, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Timothy Hauck, Interim Chief Financial Officer of the Company, certifies to the best of her knowledge, pursuant to 18 U.S.C. Sec. 1350, as adopted pursuant to Sec. 906 of the Sarbanes-Oxley Act of 2002, that:

1. Such Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2. The information contained in such Report, fairly presents, in all material respects, the financial condition and results of operations of MagneGas Applied Technology Solutions, Inc.

Date: November 14, 2018

/s/ Timothy Hauck
Timothy Hauck
(Principal Financial Officer)